UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2024

ONEMEDNET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40386	86-2076743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6385 Old Shady Oak Road, Suite 250

Eden Prairie, MN 55344

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 800-918-7189

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONMD	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	ONMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 4, 2024, the Audit Committee (the “Audit Committee”) of OneMedNet Corporation (the “Company”) resolved that the Company’s previously issued financial statements (the “Prior Financial Statements”) contained within its Annual Report on Form 10-K for the year ended December 31, 2023, originally filed on April 9, 2024, should no longer be relied upon due to errors in the Prior Financial Statements. Therefore, a restatement of the Prior Financial Statements is required. Accordingly, the Company restated the aforementioned financial statements by filing an Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023 on November 5, 2024 (the “Amended Report”). The Audit Committee discussed these matters with the Company’s current independent registered public accounting firm, WithumSmith+Brown, PC (“Withum”).

Restatement Background

As previously reported, on May 6, 2024, the Company dismissed BF Borgers CPA PC (“BF Borgers”) as its independent registered public accounting firm following the Securities and Exchange Commission (the “SEC”) announcement on May 3, 2024 that it had settled charges against BF Borgers that it failed to conduct audits of a number of public companies in accordance with the standards of the Public Company Accounting Oversight Board. As part of the settlement, Borgers agreed to a permanent ban on appearing or practicing before the SEC (the “Order”).

On June 3, 2024, the Company retained Withum as its new independent registered public accounting firm to audit and review the Company’s financial statements, including the reaudit of the Company’s 2023 and 2022 financial statements due to the Order.

In the course of the 2023 and 2022 reaudits, procedures were applied that led to the Company to believe sufficient audit procedures were not performed by BF Borgers when auditing the 2023 and 2022 financial statements. For the years ended December 31, 2023 and 2022, Company management applied accounting procedures to examine the historical accounting for its convertible notes, warrants, stock-based compensation expense, and the de-SPAC transaction including associated liabilities and recapitalization and identified errors in the accounting for each of these items. In connection with these procedures and analysis, the Company recorded adjustments for these items in its financial statements as of December 31, 2023 and at December 31, 2022. As a result, on November 4, 2024, the Audit Committee determined that the Prior Financial Statements should no longer be relied upon.

The information in this Item 4.02 is furnished solely pursuant to Item 4.02. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Moreover, the information in this Item 4.02 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2024

ONEMEDNET CORPORATION

By:	/s/ Aaron Green
Aaron Green
Chief Executive Officer